SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts  02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSGA MONEY MARKET FUND

SSGA U.S. GOVERNMENT MONEY MARKET FUND

SSGA TAX FREE MONEY MARKET FUND

DECEMBER 18, 2006

(AS SUPPLEMENTED OCTOBER 9, 2007)

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ current Prospectus dated December 18, 2006. This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com.

TABLE OF CONTENTS

HISTORY	3

DESCRIPTION OF INVESTMENTS AND RISKS	3

INVESTMENT STRATEGIES	3
SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS	10
INVESTMENT RESTRICTIONS	11

MANAGEMENT OF THE FUNDS	13

BOARD OF TRUSTEES AND OFFICERS	13
COMPENSATION	17
EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2005	18
CONTROLLING AND PRINCIPAL SHAREHOLDERS	19

INVESTMENT ADVISORY AND OTHER SERVICES	20

ADVISOR	20
ADMINISTRATOR	21
CUSTODIAN	22
TRANSFER AND DIVIDEND PAYING AGENT	23
DISTRIBUTOR	23
CODE OF ETHICS	24
DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS	24
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25
LEGAL COUNSEL	26

BROKERAGE PRACTICES AND COMMISSIONS	26

PRICING OF FUND SHARES	27

TAXES	28

CALCULATION OF PERFORMANCE DATA	29

ADDITIONAL INFORMATION	31

SHAREHOLDER MEETINGS	31
CAPITALIZATION AND VOTING	31
FEDERAL LAW AFFECTING STATE STREET	31
PROXY VOTING POLICY	31
MASSACHUSETTS BUSINESS TRUST	32

FINANCIAL STATEMENTS	32

PROXY VOTING POLICY	36

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

DESCRIPTION OF INVESTMENTS AND RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than the SSgA Tuckerman Active REIT Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

INVESTMENT STRATEGIES

To the extent consistent with each Fund’s investment objective and restrictions, the Funds covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

Money Market Instruments. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its Fund shares at “amortized cost.”  A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A Fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a Fund’s interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Fund’s securities. The procedures also address such matters as diversification and credit quality of the securities the Fund purchases and were designed to ensure compliance by the Fund with the requirements of Rule 2a-7 of the 1940 Act.

US Government Obligations. The types of US Government obligations in which each Fund may at times invest include:  (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following:  (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are:  Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export—Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Fund may purchase US Government obligations on a forward commitment basis.

Treasury Inflation Protected Securities. The Money Market and US Government Money Market Funds may also purchase Treasury Inflation Protected Securities (“TIPS”), a type of inflation-indexed Treasury security. TIPS provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers (“CPI-U”).

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

Variable and Floating Rate Securities. The Money Market and US Government Money Market Funds may purchase variable and floating rate securities. The US government Money Market Fund limits the purchase of variable rate securities to only those instruments guaranteed b the US Government, or an agency or instrumentality thereof. Variable rate securities are instruments issued or guaranteed by entities such as (1) US Government, or an agency or instrumentality thereof, (2) corporations, (3) financial institutions, (4) insurance companies or (5) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Funds may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and fixed rate floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.

Repurchase Agreements. A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund’s cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

Illiquid Securities. A money market fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund’s records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. No Fund will invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value.

When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Forward Commitments. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund’s ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements under the circumstances described in “Investment Restrictions”. Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. Each Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by each Fund may decline below the price at which it is obligated to repurchase the securities. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associates with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

With respect to the Tax Free Fund, reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

Stripped (Zero Coupon) Securities. Stripped securities are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed. No Fund may invest more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm.

Because a stripped security does not pay current income or interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value. The price of a stripped security is more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from stripped securities is accrued by a Fund without receiving regular interest payments in cash. As a result, a Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

Interfund Lending. The SSgA Funds have been granted permission from the SEC to participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds, other than the Money Market Fund, may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Purchase of Other Investment Company Funds. A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the SSgA Funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a Fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with a “fund of funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Applicable to the Money Market Fund only:

Asset-Backed Securities (Money Market Fund only). Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value.

The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the Fund’s total assets by issuer.

Applicable to the Money Market and US Government Money Market Funds only:

Mortgage-Related Securities. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest that, in effect, are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

1.               GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the “modified pass-through” mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

2.               FHLMC Mortgage Participation Certificates (“Freddie Macs”). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

3.               FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates’ coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There is no active secondary market with respect to a particular variable rate instrument.

Applicable to the Tax Free Money Market Fund only:

Pre-Refunded Municipal Securities. The interest and principal payments on pre-refunded Municipal Securities are typically paid from the cash flow generated from an escrow Fund consisting of US Government Securities. These payments have been “pre-refunded” using the escrow Fund.

Insured Municipal Securities. Insured municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by the Fund, but the ability to be paid is limited to the claims paying ability of the insurer. The insurance does not guarantee the market value of the municipal securities or the net asset value of a Fund’s shares. Insurers are selected based upon the diversification of its portfolio and the strength of the management team which contributes to the claims paying ability of the entity. However, the Advisor selects securities based upon the underlying credit with bond insurance viewed as an enhancement only. The Advisor’s objective is to have an enhancement that provides additional liquidity to insulate against volatility in changing markets.

Municipal Securities. Municipal securities purchased by the Fund may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

Municipal securities are issued by or on behalf of public authorities to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk. A municipal bond, like a bond issued by a corporation or the US Government, obligates the issuer to pay the bondholder a fixed or variable amount of interest  periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Advisor reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.

Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. These investments may be more adversely impacted by changes in tax rates and policies than taxable investments. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s ability to acquire and dispose of municipal securities at desirable yield and price levels. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will re evaluate the Fund’s investment objective and may submit possible changes in the structure of the Fund to its shareholders if shareholder approval is required. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment.

The Fund’s policy to invest in municipal debt obligations will subject the Fund to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration, to a greater extent than if the Fund were able to invest in all types of debt obligations. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting project or asset or the inability to collect revenues for the project or from assets. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.

Tax Exempt Commercial Paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody’s Investors Service, Inc., A-1 by Standard & Poor’s Rating Group or F-1 by Fitch’s Investor Service. See “Description of Securities Ratings.”

Industrial Development and Private Activity Bonds. Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Some authorities provide further security in the form of a state’s ability without obligation to make up deficiencies in the debt service reserve fund.

Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in the Fund’s Prospectus and discussed below under “Taxes,” interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.

Municipal Leases. The Fund may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Municipal leases may be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise may be collateralized by US Government securities. Certain participation interests may permit the Fund to demand payment on not more than seven days’ notice, for all or any part of the Fund’s interest, plus accrued interest.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include “non-appropriation” clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

Whether a municipal lease agreement will be considered illiquid for the purpose of the Fund’s restriction on investments in illiquid securities will be determined by officers of the Investment Company in accordance with procedures established by the Board of Trustees.

Tender Option Bonds. A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

Risks of Municipal Obligations. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. The Fund may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s ability to acquire and dispose of municipal securities at desirable yield and price levels.

Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Standby Commitments. The Fund’s investments may include standby commitments, which are rights to resell municipal securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed upon price or yield. Standby commitments may involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and difference between the duration of the commitment and the maturity of the underlying security. The Fund will limit standby commitment transactions to institutions which the Advisor believes present minimal credit risk.

SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)              The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)             The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)              The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)             The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)              The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds’ Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor, Sub-Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

Each Fund is subject to certain investment restrictions, which are considered either fundamental or nonfundamental. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted. Except as specifically noted below:

1.               With respect to the Money Market and US Government Money Market Fund, a Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). US banks and certain domestic branches of foreign banks are not considered a single industry for purposes of this restriction. With respect to the Tax Free Money Market Fund, Invest 25% or more of the value of its total assets in securities of issuers located in any one state or group of public agencies primarily engaged in any one industry (such as power generation) (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. (Fundamental restriction with respect to each Fund.)

2.               A Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets. (Fundamental restriction with respect to each Fund.)

3.               A Fund will not pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value on a daily marked-to-market basis at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above. (Fundamental restriction with respect to each Fund.)

4.               A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Fundamental restriction with respect to each Fund.)

5.               A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets. With respect to the Money Market Fund only, the Fund may lend cash to any registered investment company or portfolio series for which the Fund’s Advisor serves as advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder. (Fundamental restriction with respect to each Fund.)

6.               A Fund will not invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration. (Fundamental restriction with respect to the Money Market and US Government Money Market Funds; nonfundamental to the Tax Free Money Market Fund). Additionally, the Tax Free Money Market Fund may not invest in participation interests (including municipal leases) and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature on seven or fewer days notice and for which there is no secondary market. (Nonfundamental restriction; not applicable to the Money Market and US Government Money Market Funds.)

7.               A Fund will not purchase or sell commodities or commodity futures contracts. (Fundamental restriction with respect to each Fund in this statement.)

8.               A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof (fundamental restriction with respect to each Fund in this statement). The Tax Free Money Market Fund may purchase securities that provide the Fund the right to put the securities back to the issuer or a third party.

9.               A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. (Fundamental restriction with respect to each Fund.)

10.         A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (fundamental restriction with respect to each Fund in this statement). The US Government Money Market Fund may purchase or sell government guaranteed real estate mortgage loans.

11.         A Fund will not purchase interests in oil, gas or other mineral exploration or development programs. (Fundamental restriction with respect to the Money Market and US Government Money Market Funds. Not applicable to the Tax Free Money Market Fund.)

12.         A Fund will not engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. (Fundamental restriction with respect to each Fund.)

13.         A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. (Fundamental restriction with respect to each Fund.)

14.         A Fund will not make investments for the purpose of gaining control of an issuer’s management. (Fundamental restriction with respect to the Money Market and US Government Money Market Funds; nonfundamental to the Tax Free Fund.)

15.         A Fund will not purchase the securities of any issuer if the Investment Company’s officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer. (Fundamental restriction with respect to the Money Market and US Government Money Market Funds.)

16.         A Fund will not invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund’s total assets would be invested in such securities. (Fundamental restriction with respect to the Money Market and US Government Money Market Funds; nonfundamental to the Tax Free Fund.)

17.         A Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Funds’ shareholders. (Fundamental restriction with respect to the Money Market and US Government Money Market Funds; nonfundamental to the Tax Free Fund.)

18.         A Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Funds, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder. (Fundamental restriction with respect to each Fund.)

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called “Investment Advisory and Other Services.”). The Trustees hold office for the life of the SSgA Funds. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of the SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term on a rotating basis. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of the SSgA Funds’ operations.

Committees of the Board of Trustees. There are four standing committees of the Board of Trustees:

•                  The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) pre-approve Fund audit services and associated fees; (ix) pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii)  report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of all of the Independent Trustees. For the fiscal year ended August 31, 2006, the Audit Committee held four meetings.

•                  The Valuation Committee’s primary purpose is to make fair value determinations as set forth in the SSgA Funds’ Securities Valuation Procedures. The SSgA Funds have established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of all of the Independent Trustees and held no meetings during the fiscal year ended August 31, 2006.

•                  The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Governance Committee consists of all of the Independent Trustees. For the fiscal year ended August 31, 2006, the Governance Committee met four times.

•                  The primary functions of the Qualified Legal and Compliance Committee are to receive quarterly reports from the SSgA Funds’ Chief Compliance Officer; to oversee generally the SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the SSgA Funds, its officers or the Trustees. The Qualified Legal and Compliance Committee consists of all of the Independent Trustees. During the fiscal year ended August 31, 2006, the Trustees met in executive session with the Chief Compliance Officer four times.

The following lists the SSgA Funds’ Trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the Trustees, other directorships held during the past five years.

Interested Trustee

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Peter G. Leahy State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	• Trustee since 2005 • Interested Person of the SSgA Funds (as defined in the 1940 Act)	• 2004 to Present, Executive Vice President, State Street Corporation; and September 2006 to Present, Chief Product Officer (1991-2004, Senior Vice President), State Street Global Advisors; and • Director, State Street Global Markets LLC.	27

Independent Trustees

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Lynn L. Anderson 909 A Street Tacoma, WA 98402 Age 68	• Chairman of the Board since 1988 • Independent Chairman since January 2006 • Member, Audit	• Director, Russell Trust Company; and • Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired).	27

	Committee • Member, Governance Committee • Member, Valuation Committee
William L. Marshall 909 A Street Tacoma, WA 98402 Age 65	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, Legal and Compliance Committee	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	27
Steven J. Mastrovich 909 A Street Tacoma, WA 98402 Age 51	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, Legal and Compliance Committee	• Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	27
Patrick J. Riley 909 A Street Tacoma, WA 98402 Age 59	• Trustee since 1988 • Member, Audit Committee • Chairman, Governance Committee • Member, Valuation Committee • Member, Legal and Compliance Committee	• 2003 to Present, Associate Justice, Commonwealth of Massachusetts Superior Court; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27
Richard D. Shirk 909 A Street Tacoma, WA 98402 Age 62	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member,	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member,	27

	Valuation Committee • Member, Legal and Compliance Committee	Amerigroup Corp. (managed health care).
Bruce D. Taber 909 A Street Tacoma, WA 98402 Age 64	• Trustee since 1991 • Member, Audit Committee • Member, Governance Committee • Chairman, Valuation Committee • Member, Legal and Compliance Committee	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27
Henry W. Todd 909 A Street Tacoma, WA 98402 Age 60	• Trustee since 1988 • Alternate Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, Legal and Compliance Committee	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Principal Officers

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served	Principal Occupation(s) During Past Five Years
James E. Ross State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 42	• President and Chief Executive Officer from January 2006 to Present • Principal Executive Officer since 2005

•                  2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor); •March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

•                  President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds (registered investment companies).

Ellen M. Needham	• Vice President	• Principal, SSgA Funds Management, Inc. (investment advisor); and

State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	since May 2006	• July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.
Julie B. Piatelli State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	• Chief Compliance Officer since August 2007	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and •1999 to 2004, Senior Manager, PricewaterhouseCoopers LLC.
Mark E. Swanson 909 A Street Tacoma, WA 98402 Age 43	• Treasurer and Principal Accounting Officer since 2000

•                  Director — Investment Operations, Russell Investment Management Company and Russell Trust Company;

•                  Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

•                  Director, Russell Fund Distributors, Inc. and Russell Investment Management Company.

Deedra S. Walkey 909 A Street Tacoma, WA 98402 Age 43	• Secretary and Chief Legal Officer since 2005

•                  Assistant Secretary and Chief Legal Officer, Frank Russell Company; Russell Investment Management Company, Russell Insurance Agency Inc.; Russell Investments Delaware Inc. (general partner of limited partnerships); Russell Fund Distributors, Inc.; and Russell International Services Company Inc. (expatriate employee services); Secretary and Chief Legal Officer, Russell Real Estate Advisors Inc., Russell Institutional Services Inc., Russell Trust Company and Russell Corporate Ventures Inc.

COMPENSATION

Independent Trustees are paid each calendar year an annual base retainer fee of $60,000. The SSgA Funds’ Chairman receives an additional annual retainer of $30,000. In addition to the foregoing retainer fees, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings called for purposes other than receiving reports from the Funds’ Chief Compliance Officer), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee receives an additional annual fee as follows:  $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, Legal and Compliance Committee, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. The SSgA Funds’ officers are compensated by either the Administrator or the Advisor or their affiliates.

Trustee Compensation Table
For The Fiscal Year Ended August 31, 2006

	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Interested Trustee
Peter G. Leahy	$0	$0	$0	$0
Independent Trustees
Lynn L. Anderson, Chairman of the Board	$85,561	$0	$0	$85,561
William L. Marshall	$143,010	$0	$0	$143,010
Steven J. Mastrovich	$137,777	$0	$0	$137,777
Patrick J. Riley*	$145,937	$0	$0	$145,937
Richard D. Shirk	$133,669	$0	$0	$133,669
Bruce D. Taber	$144,059	$0	$0	$144,059
Henry W. Todd	$136,502	$0	$0	$136,502

*The total amount of deferred compensation payable to Patrick J. Riley was $145,937 for the fiscal year ended August 31, 2006.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2005

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies

Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000

Peter G. Leahy	Emerging Markets Fund	Over $100,000	Over $100,000

William L. Marshall	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Aggressive Equity Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000

Steven J. Mastrovich	None	$0	$0

Patrick J. Riley	Aggressive Equity Fund	$10,001-$50,000	Over $100,000
	International Stock Selection Fund	$50,001-$100,000
	Emerging Markets Fund	$50,001-$100,000
	Core Opportunities Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000

Richard D. Shirk	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	High Yield Bond Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000
	US Government Money Market Fund	$10,001-$50,000

Bruce D. Taber	Bond Market Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	Life Solutions Income and Growth Fund	$10,001-$50,000

Henry W. Todd	None	$0	$0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2006, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 30, 2006, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Money Market

•                  Lazard Capital Markets LLC, Attn Mutual Funds, 30 Rockefeller Plaza, New York, NY  10112-0002—7.88%

•                  National Financial Services Corp, PO Box 3752, Church Street Station, New York, NY  10008-3752—8.88%

•                  Turtle & Co, Sweep, PO Box 5489, Boston, MA  02206-5489—9.17%

US Government Money Market

•                  Metlife 7592, One Madison Ave, New York, NY  10010-3603—7.51%

•                  Prudential Financial, T Businelli - Pru Benefit Funding, 290 W Mount Pleasant Ave, Livingston, NJ  07039-2747—9.07%

•                  Turtle & Co, Sweep, PO Box 5489, Boston, MA  02206-5489—33.42%

Tax Free Money Market

•                  Tellabs Treasury Holdings Corp, 1415 W Diehl Rd, Naperville, IL  60563-2349—10.38%

•                  Turtle & Co, Sweep, PO Box 5489, Boston, MA  02206-5489—18.12%

•                  Stormcrew & Co, Attn MF Sweep Processing, 1200 Crown Colony Dr Fl 3, Quincy, MA  02169-0938—27.63%

•                  Lazard Capital Markets LLC, Attn Mutual Funds, 30 Rockefeller Plaza, New York, NY  10112-0002—27.88%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment. Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approve the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2006	2005	2004
Money Market	$18,955,666	$20,557,485	$25,645,712
US Government Money Market	$3,571,115	$3,453,242	$3,475,580
Tax Free Money Market	$1,453,226	$1,131,931	$1,127,242

The Advisor has contractually agreed to waive up to the full amount of the Money Market Fund’s Advisor fee and reimburse the Money Market Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed .40% of the average daily net assets on an annual basis until December 31, 2007. The waivers and reimbursements are considered from year to year on a calendar basis. The waivers amounted to $2,530,409 in fiscal 2006, $1,562,136 in 2005 and $142,929 in 2004.

ADMINISTRATOR

Russell Investment Management Company (the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated April 12, 1988 (the “Administration Agreement”).

The Administrator is a wholly owned subsidiary of Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator’s mailing address is 909 A Street, Tacoma, WA  98402. Russell Investment Group is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will:  (1) supervise all aspects of the Funds’ operations; (2)  provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of

(1) The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Administration Expenses. The following table shows the expenses each Fund accrued to the Administrator during the fiscal years ended August 31:

Fund	2006	2005	2004
Money Market	$2,324,666	$2,503,681	$3,127,311
US Government Money Market	$438,274	$420,676	$419,551
Tax Free Money Market	$185,637	$172,990	$165,001

CUSTODIAN

State Street Bank and Trust Company serves as the SSgA Funds’ Custodian. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

•                  Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each Fund:  First $20 billion—1.00 basis point (b.p.); next $10 billion—0.75 b.p.; over $30 billion—0.50 b.p. (domestic accounting); First $1 billion—3.50 b.p.; over $1 billion—2.00 b.p. (international accounting);

•                  Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios:  First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

•                  Portfolio Trading (per domestic transaction). Charges range from $5 to $75 depending on the type of transaction.

•                  Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

•                  Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per Fund, $4,500. Charges range from $4 to $16, depending on the type of security. Fair value pricing (per Fund annually): ITG pricing—$10,000; State Street pricing—$4,000;

•                  Yields. $4,200 per Fund annually;

•                  On-Line Access Charge. $960 per Fund annually

•                  Multiple Classes of Shares. $18,000 per class annually;

•                  Fund of Funds. Accounting fee, daily priced—$9,000 per Fund of Fund annually; Each additional class—$9,000 per class annually; Transactions—$5 each.

•                  Feeder Funds. $15,000 per feeder annually;

•                  Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

•                  Special Services. Wash sales system and —$3,000 per Fund annually; ITELS—$3,000 per Fund annually; Qualified dividend income reporting—$500 per Fund; Chief Compliance Officer reporting fees—$600 per Fund annually; and

•                  Out of Pocket Expenses at Cost. Include but are not limited to:  annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA  02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs). BFDS is also paid the following activity based fees:  $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 2 Heritage Drive, North Quincy, MA  02171.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2006	2005	2004
Money Market	$3,234,518	$2,906,820	$3,189,515
US Government Money Market	$345,698	$263,810	$310,302
Tax Free Money Market	$573,161	$487,357	$488,666

For the fiscal year ended August 31, 2006, these amounts are reflective of the following individual payments:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
Money Market	$443,600	$125,260	$1,570,359	$705,352	$389,947
US Government Money Market	$93,926	$25,509	$3,810	$147,490	$74,963
Tax Free Money Market	$31,637	$8,979	$432,694	$50,293	$49,558

*           Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds. The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.”  The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992. The Institutional Plan was restated on April 9, 2002 to update current operations. The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit. The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the ..25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including:  (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2006, the Advisor and/or Distributor made such cash payments to 13 Financial Intermediaries. Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund accrued to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2006	2005	2004
Money Market Fund	$1,895,567	$2,055,748	$2,565,178
US Government Money Market Fund	$357,112	$345,324	$347,637
Tax Free Money Market Fund	$145,323	$113,193	$112,751

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA  02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA  02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to:  liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor does not “pay up” for the value of any such proprietary research. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor’s clients’ commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Top 10 Brokers. During the fiscal year ended August 31, 2006, the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2006:

Money Market Fund

Principal ($000)
Morgan Stanley	80,537,299
Banc of America Securities LLC	65,754,859
Lehman Brothers, Inc.	43,911,772
Goldman, Sachs & Co.	34,233,129
Deutsche Morgan Grenfell	33,247,110
BNP Paribas	31,500,560
Countrywide Securities Corp.	27,436,392
JM Lummis & Company, Inc.	20,462,866
Lummis & Co.	19,932,338
Citigroup Global Markets, Inc.	16,869,934

US Government Money Market Fund

Principal ($000)
Barclays Investments, Inc.	32,756,505
BNP Paribas	25,471,282
Morgan Stanley	21,725,764
Warburg Dillon Read	18,278,630
Banc of America Securities LLC	17,843,107
Credit Suisse First Boston Corp.	15,462,846
Deutsche Morgan Grenfell	13,491,791
UBS Securities LLC	13,213,360
Citigroup Global Markets, Inc.	11,001,428
Lehman Brothers, Inc.	10,885,410

Tax Free Money Market Fund

Principal ($000)
JP Morgan Securities, Inc.	9,050,337
Citigroup Global Markets, Inc.	2,784,946
Bear Stearns	928,402
Banc of America Securities LLC	698,442
Merrill Lynch, Pierce, Fenner & Smith, Inc.	190,906
Morgan Stanley	34,400
UBS Securities LLC	34,276
Baum George K Company	15,500
Raymond James & Associates	4,081
US Bank-Piper Jaffray	4,034

The Funds described in this statement normally do not pay a stated brokerage commission on transactions.

PRICING OF FUND SHARES

Shares of the SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Money Market Fund determines the price per share once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). The US Government Money Market Fund determines the price per share once each business day, at 3 p.m. Eastern time. The Tax Free Money Market Fund determines net asset value per share twice each business day at 12 noon Eastern time and as of the close of the regular trading session of the New York Stock Exchange (currently 4 p.m. Eastern time).

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the Fund is open every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is each Fund’s policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the money market funds use the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on a Fund’s shares computed by dividing the annualized daily income on a Fund’s portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the Fund’s price per share at $1.00. These procedures include:  (1) the determination of the deviation from $1.00, if any, of a Fund’s net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain  (long-term capital gains in excess of short-term capital losses) to shareholders. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of:  (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

Foreign shareholders should consult their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

Tax Exempt Income. Dividends attributable to tax-exempt obligations held by a Fund will qualify as “exempt-interest dividends,” and thus will be excludable from gross income by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the Fund intends to satisfy this requirement. The treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

Tax-exempt interest attributable to certain private activity bonds (“PABs”) (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund’s tax-exempt interest was attributable to those bonds.

A Fund may purchase bonds at market discount (i.e., bonds with a purchase price less then original issue price or adjusted issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs or industrial development bonds (“IDBs”) should consult their tax advisors before purchasing shares of the Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts.

If a Fund invests in any instrument that generates taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the Fund’s shareholders as ordinary income to the extent of the Fund’s earnings and profits. Moreover, if a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in shares of the Fund.

At August 31, 2006, the Funds had net tax basis capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

Fund	Carryover Amount	Expiration Date
Money Market	$52,045	August 31, 2013
US Government Money Market	$5,172	August 31, 2011
US Government Money Market	$16,922	August 31, 2012
US Government Money Market	$8,920	August 31, 2013
US Government Money Market	$2,635	August 31, 2014
Tax Free Money Market	$44,761	August 31, 2014

CALCULATION OF PERFORMANCE DATA

The SSgA Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the Fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)[n] = ERV

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts. Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the Funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation (“base period”). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1

The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Funds. The following table shows each Fund’s current and effective yields for the seven-day period ended August 31, 2006:

Fund	Current Yield	Effective Yield
Money Market	4.98%	5.11%
US Government Money Market	4.94%	5.07%
Tax Free Money Market	2.85%	2.89%

The Tax Free Money Market Fund may also, from to time to time, utilize tax-equivalent yields. The tax-equivalent yield is calculated by dividing that portion of the Fund’s yield (as calculated above) which is generated by tax-exempt income by one minus a stated tax rate and adding the quotient to that portion of the Fund’s yield, if any (as calculated above) that is generated by taxable income and gains. The Fund may advertise tax-equivalency tables which compare tax-exempt yields to their equivalent taxable yields for relevant federal income tax brackets.

The yields quoted are based on historical earnings and are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Fund. The following are the current and effective tax equivalent yields based on a tax rate of 35% for the seven-day period ended August 31, 2006:

Tax Free Money Market	7-day
Tax Equivalent Current Yield	4.65%
Tax Equivalent Effective Yield	5.40%

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened:  (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares), and two additional classes of shares:  Class R (SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor’s proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327;(ii) on the Funds’ website at www.ssgafunds.com and (2) on the US Securities and Exchange Commission’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ First Amended and Restated Master Trust Agreement (the “Declaration of Trust”) is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Declaration of Trust further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements for the fiscal year ended August 31, 2006, appearing in the Funds’ 2006 Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•                  Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•                  Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•                  A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•                  Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.”  The rating of Aa is assigned to bonds which are of “high quality by all standards.”  Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Ratings of Tax-Exempt Notes and Short-Term Municipal Loans. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”).

MIG-1/VMIG-1 — Securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from superior liquidity support or established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 —  Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

Commercial Paper. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

1.               Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•                  Leading market positions in well-established industries.

•                  High rates of return on funds employed.

•                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

2.               Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

3.               Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations:  (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•                  AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

•                  AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•                  A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•                  BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Tax-Exempt Notes and Short-Term Municipal Loans.

•                  SP-1 — Short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•                  SP-2 — Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Commercial Paper. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

•                  A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•                  A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch Investors Service, Inc. (“Fitch”)

Commercial Paper. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•                  F-1 — The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

•                  F-2 — F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

•                  describes its proxy voting procedures to its clients in Part II of its Form ADV;

•                  provides the client with this written proxy policy, upon request;

•                  discloses to its clients how they may obtain information on how FM voted the client’s proxies;

•                  matches proxies received with holdings as of record date;

•                  reconciles holdings as of record date and rectifies any discrepancies;

•                  generally applies its proxy voting policy consistently and keeps records of votes for each client;

•                  documents the reason(s) for voting for all non-routine items; and

•                  keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The SSgA FM Principal — Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special  circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios’ holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

•                  Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards

•                  Approval of auditors

•                  Directors’ and auditors’ compensation

•                  Directors’ liability and indemnification

•                  Discharge of board members and auditors

•                  Financial statements and allocation of income

•                  Dividend payouts that are greater than or equal to country and industry standards

•                  Authorization of share repurchase programs

•                  General updating of or corrective amendments to charter

•                  Change in Corporation Name

•                  Elimination of cumulative voting

II.                                     Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

•                  Capitalization changes which eliminate other classes of stock and voting rights

•                  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50%  of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•                  Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

•                  Elimination of “poison pill” rights

•                  Stock purchase plans with an exercise price of not less that 85% of fair market value

•                  Stock option plans which are incentive based and not excessive

•                  Other stock-based plans which are appropriately structured

•                  Reductions in super-majority vote requirements

•                  Adoption of anti-”greenmail” provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

•                  Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders

•                  Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

•                  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•                  Amendments to bylaws which would require super-majority  shareholder votes to pass or repeal certain provisions

•                  Elimination of Shareholders’ Right to Call Special Meetings

•                  Establishment of classified boards of directors

•                  Reincorporation in a state which has more stringent anti-takeover and related provisions

•                  Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•                  Excessive compensation

•                  Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•                  Adjournment of Meeting to Solicit Additional Votes

•                  “Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

•                  Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.                                 SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

•                  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•                  For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

•                  Against offers when there are prospects for an enhanced bid or other bidders

•                  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I.                                         Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•                  Requirements that auditors attend the annual meeting of shareholders

•                  The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

•                  Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

•                  Mandates that amendments to bylaws or charters have shareholder approval

•                  Mandates that shareholder-rights plans be put to a vote or repealed

•                  Establishment of confidential voting

•                  Expansions to reporting of financial or compensation-related information, within reason

•                  Repeals of various anti-takeover related provisions

•                  Reduction or elimination of super-majority vote requirements

•                  Repeals or prohibitions of “greenmail” provisions

•                  “Opting-out” of business combination provisions

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•                  Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•                  Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

•                  Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•                  Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III.                                 SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

•                  Limits to tenure of directors

•                  Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•                  Restoration of cumulative voting in the election of directors

•                  Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

•                  Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•                  Proposals which require inappropriate endorsements or corporate actions

•                  Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

•                  Proposal asking companies to adopt full tenure holding periods for their executives

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA’s Investment Committee.

As an active shareholder, FM’s role is to ensure that corporate policies serve the best interests of the corporation’s investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process—especially the proxy voting process—as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM’s pre-determined policy would eliminate FM’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting  decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not FM’s, best interests.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

•                  FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

•                  a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

•                  a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

•                  a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

•                  a copy of each written request from a client, and response to the client, for  information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts  02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSGA PRIME MONEY MARKET FUND

SSGA U.S. TREASURY MONEY MARKET FUND

DECEMBER 18, 2006

(AS SUPPLEMENTED OCTOBER 9, 2007)

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Funds’ current Prospectus dated December 18, 2006. This Statement describes the SSgA Funds generally and provides additional information about the Funds listed above. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the Funds’ financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com.

1

TABLE OF CONTENTS

HISTORY	3

DESCRIPTION OF INVESTMENTS AND RISKS	3

INVESTMENT STRATEGIES	3
SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS	7
INVESTMENT RESTRICTIONS	8

MANAGEMENT OF THE FUNDS	10

BOARD OF TRUSTEES AND OFFICERS	10
EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2005	15
CONTROLLING AND PRINCIPAL SHAREHOLDERS	16

INVESTMENT ADVISORY AND OTHER SERVICES	17

ADVISOR	17
ADMINISTRATOR	18
CUSTODIAN	19
TRANSFER AND DIVIDEND PAYING AGENT	20
DISTRIBUTOR	20
CODE OF ETHICS	21
DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS	21
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23
LEGAL COUNSEL	23

BROKERAGE PRACTICES AND COMMISSIONS	23

PRICING OF FUND SHARES	24

TAXES	25

CALCULATION OF PERFORMANCE DATA	25

ADDITIONAL INFORMATION	26

SHAREHOLDER MEETINGS	26
CAPITALIZATION AND VOTING	26
FEDERAL LAW AFFECTING STATE STREET	27
PROXY VOTING POLICY	27
MASSACHUSETTS BUSINESS TRUST	27

FINANCIAL STATEMENTS	28

DESCRIPTION OF SECURITIES RATINGS	29

PROXY VOTING POLICY	33

2

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended.

DESCRIPTION OF INVESTMENTS AND RISKS

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than the SSgA Tuckerman Active REIT Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

INVESTMENT STRATEGIES

To the extent consistent with each Fund’s investment objective and restrictions, the Funds covered by this Statement may invest in the following instruments and utilize the following investment techniques (unless otherwise noted):

Money Market Instruments. A money market fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing its Fund shares at “amortized cost.”  A money market fund will maintain a dollar-weighted average maturity of 90 days or less. A Fund will invest in securities maturing within 397 days or less at the time of the trade date or such other date upon which a Fund’s interest in a security is subject to market action. A money market fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Fund’s securities. The procedures also address such matters as diversification and credit quality of the securities the Fund purchases and were designed to ensure compliance by the Fund with the requirements of Rule 2a-7 of the 1940 Act.

US Government Obligations. The types of US Government obligations in which each Fund may at times invest include:  (1) A variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by US Government agencies and instrumentalities which are supported by any of the following:  (a) the full faith and credit of the US Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are:  Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export—Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the US Government will provide financial support to such US Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Fund may purchase US Government obligations on a forward commitment basis.

The types of US Government obligations in which the US Treasury Fund may at times invest include a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance.

Inflation-Protected Securities. Inflation-Protected Securities (“IPS”) are a type of inflation-indexed Treasury security. IPS provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers (“CPI-U”).

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

3

IPS also provide for an additional payment (a “minimum guarantee payment”) at maturity if the security’s inflation-adjusted principal amount for the maturity date is less than the security’s principal amount at issuance. The amount of the additional payment will equal the excess of the security’s principal amount at issuance over the security’s inflation-adjusted principal amount for the maturity date.

Repurchase Agreements. A Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under repurchase agreements, these parties sell securities to a Fund and agree to repurchase the securities at the Fund’s cost plus interest within a specified time. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. The securities purchased by each Fund have a total value in excess of the purchase price paid by the Fund and are held by the Custodian or another Board-approved custodian bank until repurchased. Repurchase agreements assist the Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders.

When-Issued Transactions. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high quality debt securities equal to the amount of the above commitments will be segregated on the Fund’s records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. No Fund will invest more than 25% of its net assets in when-issued securities.

Securities purchased on a when-issued basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value.

When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Forward Commitments. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund’s ability to manage its investment portfolio, maintain a stable net asset value and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Illiquid Securities. A money market fund may not invest more than 10% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. With respect to the Prime Money Market Fund only, other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the fund cannot exercise a

4

demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Reverse Repurchase Agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. A Fund may enter into reverse repurchase agreements with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Fund transfers possession of portfolio securities to financial institutions in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Custodian on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Fund.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Stripped (Zero Coupon) Securities. Stripped securities are zero coupon bonds, notes and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts (“TIGRS”) and Certificates of Accrual on Treasuries (“CATS”). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the US Government, but the future payment of principal or interest on US Treasury obligations which they represent is so guaranteed. No Fund may invest more than 25% of its assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm.

Because a stripped security does not pay current income or interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value. The price of a stripped security is more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from stripped securities is accrued by a Fund without receiving regular interest payments in cash. As a result, a Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. Investing in these securities might also force the Fund to sell portfolio securities to maintain portfolio liquidity.

Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

•      Prepayment Risk—Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

5

•      Other Risk Associated with Asset-Backed Securities—Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Purchase of Other Investment Company Funds. A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the SSgA Funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a Fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with a “fund of funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Applicable to the Prime Money Market Fund only:

Mortgage-Related Securities. Mortgage pass-through certificates are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest that, in effect, are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly-owned US Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

1.     GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the “modified pass-through” mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the US Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

2.     FHLMC Mortgage Participation Certificates (“Freddie Macs”). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after

6

default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

3.     FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates’ coupon rates and the payment history of the underlying borrowers.

Although the mortgage loans in a pool underlying a mortgage pass-through certificate will have maturities of up to 30 years, the average life of a mortgage pass-through certificate will be substantially less because the loans will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the mortgage pass-through certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage pass-through certificate. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage pass-through certificates with underlying loans bearing interest rates in excess of the market rate can be less effective than typical noncallable bonds with similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of declining in value during periods of rising interest rates.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There is no active secondary market with respect to a particular variable rate instrument.

SELECTIVE DISCLOSURE OF THE SSGA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)     The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

7

b)    The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, Sub-Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)     The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor, Sub-Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)    The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)     The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor, Sub-Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Funds’ Board of Trustees, the Administrator, the Advisor or the Sub-Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor, Sub-Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. It is the policy of the Administrator, Advisor and Sub-Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The Funds described in this Statement are subject to fundamental investment restrictions as noted below. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more

8

than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is made. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted. Except as specifically noted below:

1.     A Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of US banks and US branches of foreign banks are not considered a single industry for purposes of this restriction. (Prime Money Market Fund only.)

2.     A Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3.     A Fund will not pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above.

4.     A Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Prime Money Market Fund only.)

5.     A Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements.”  A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets.

6.     A Fund will not invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

7.     A Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof.

8.     A Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

9.     A Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

10.   A Fund will not purchase interests in oil, gas or other mineral exploration or development programs.

11.   A Fund will not purchase or sell commodities or commodity futures contracts.

12.   A Fund will not engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

13.   A Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

14.   A Fund will not make investments for the purpose of gaining control of an issuer’s management.

15.   A Fund will not purchase the securities of any issuer if the SSgA Funds’ officers, Directors, Advisor or any of their affiliates beneficially own more than one-half of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer. (Prime Money Market Fund only.)

16.   A Fund will not invest in securities of any issuer which, together with its predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund’s total assets would be invested in such securities, except that the Fund

9

may invest in securities of a particular issuer to the extent their respective underlying indices invest in that issuer. (Prime Money Market Fund only.)

17.   A Fund will not purchase from or sell portfolio securities to its officers or directors or other “interested persons” (as defined in the 1940 Act) of the Fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the SSgA Funds (see the section called “Investment Advisory and Other Services.”). The Trustees hold office for the life of the SSgA Funds. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of the SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term on a rotating basis. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of the SSgA Funds’ operations.

Committees of the Board of Trustees. There are four standing committees of the Board of Trustees:

•      The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon the SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) pre-approve Fund audit services and associated fees; (ix) pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii)  report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, the SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee consists of all of the Independent Trustees. For the fiscal year ended August 31, 2006, the Audit Committee held four meetings.

•      The Valuation Committee’s primary purpose is to make fair value determinations as set forth in the SSgA Funds’ Securities Valuation Procedures. The SSgA Funds have established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee at each quarterly Board of Trustees meeting. The Valuation Committee consists of all of the Independent Trustees and held no meetings during the fiscal year ended August 31, 2006.

10

•      The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board committees and review the responsibilities of each committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will not consider nominees recommended by securities holders. The Governance Committee consists of all of the Independent Trustees. For the fiscal year ended August 31, 2006, the Governance Committee met four times.

•      The primary functions of the Qualified Legal and Compliance Committee are to receive quarterly reports from the SSgA Funds’ Chief Compliance Officer; to oversee generally the SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the SSgA Funds, its officers or the Trustees. The Qualified Legal and Compliance Committee consists of all of the Independent Trustees. During the fiscal year ended August 31, 2006, the Trustees met in executive session with the Chief Compliance Officer four times.

The following lists the SSgA Funds’ Trustees and principal officers, mailing addresses and ages, positions with the SSgA Funds and length of time served, and present and principal occupations and, with respect to the Trustees, other directorships held during the past five years.

Interested Trustee

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee

Peter G. Leahy State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 47	• Trustee since 2005 • Interested Person of the SSgA Funds (as defined in the 1940 Act)	• 2004 to Present, Executive Vice President, State Street Corporation; and September 2006 to Present, Chief Product Officer (1991-2004, Senior Vice President), State Street Global Advisors; and • Director, State Street Global Markets LLC.	27

Independent Trustees

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee

Lynn L. Anderson 909 A Street Tacoma, WA 98402 Age 68	• Chairman of the Board since 1988 • Independent Chairman since January 2006 • Member, Audit	• Director, Russell Trust Company; and • Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); and Chairman of the Board, Russell Investment Company and Russell Investment Funds (registered investment companies) (Retired).	27

11

	Committee • Member, Governance Committee • Member, Valuation Committee
William L. Marshall 909 A Street Tacoma, WA 98402 Age 65	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, Legal and Compliance Committee	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	27
Steven J. Mastrovich 909 A Street Tacoma, WA 98402 Age 51	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, Legal and Compliance Committee	• Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	27
Patrick J. Riley 909 A Street Tacoma, WA 98402 Age 59	• Trustee since 1988 • Member, Audit Committee • Chairman, Governance Committee • Member, Valuation Committee • Member, Legal and Compliance Committee	• 2003 to Present, Associate Justice, Commonwealth of Massachusetts Superior Court; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27
Richard D. Shirk 909 A Street Tacoma, WA 98402 Age 62	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member,	• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); • Board Member, Healthcare Georgia Foundation (private foundation); and • September 2002 to Present, Board Member,	27

12

	Valuation Committee • Member, Legal and Compliance Committee	Amerigroup Corp. (managed health care).
Bruce D. Taber 909 A Street Tacoma, WA 98402 Age 64	• Trustee since 1991 • Member, Audit Committee • Member, Governance Committee • Chairman, Valuation Committee • Member, Legal and Compliance Committee	• Consultant, Computer Simulation, General Electric Industrial Control Systems (diversified technology and services company); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27
Henry W. Todd 909 A Street Tacoma, WA 98402 Age 60	• Trustee since 1988 • Alternate Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, Legal and Compliance Committee	• Chairman, President and CEO, A.M. Todd Group, Inc. (flavorings manufacturer); and • Director, SSgA Cash Management Fund plc; and State Street Global Advisors Ireland, Ltd. (investment companies).	27

Principal Officers

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served	Principal Occupation(s) During Past Five Years

James E. Ross State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 42	• President and Chief Executive Officer from January 2006 to Present • Principal Executive Officer since 2005

•                  2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

•                  March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

•                  President, Principal Executive Officer and Trustee, SPDR Series Trust and SPDR Index Shares Funds; Trustee, Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds (registered investment companies).

Ellen M. Needham	• Vice President	• Principal, SSgA Funds Management, Inc. (investment advisor); and

13

State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	since May 2006	• July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.
Julie B. Piatelli State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age 40	• Chief Compliance Officer since August 2007	• 2004 to Present, Principal and Senior Compliance Officer, SSgA Funds Management, Inc.; Vice President, State Street Global Advisors; and • 1999 to 2004, Senior Manager, PricewaterhouseCoopers LLC.
Mark E. Swanson 909 A Street Tacoma, WA 98402 Age 43	• Treasurer and Principal Accounting Officer since 2000

•                  Director – Investment Operations, Russell Investment Management Company and Russell Trust Company;

•                  Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds; and

•                  Director, Russell Fund Distributors, Inc. and Russell Investment Management Company.

Deedra S. Walkey 909 A Street Tacoma, WA 98402 Age 43	• Secretary and Chief Legal Officer since 2005

•                  Assistant Secretary and Chief Legal Officer, Frank Russell Company; Russell Investment Management Company, Russell Insurance Agency Inc.; Russell Investments Delaware Inc. (general partner of limited partnerships); Russell Fund Distributors, Inc.; and Russell International Services Company Inc. (expatriate employee services); Secretary and Chief Legal Officer, Russell Real Estate Advisors Inc., Russell Institutional Services Inc., Russell Trust Company and Russell Corporate Ventures Inc.

COMPENSATION

Independent Trustees are paid each calendar year an annual base retainer fee of $60,000. The SSgA Funds’ Chairman receives an additional annual retainer of $30,000. In addition to the foregoing retainer fees, the Independent Trustees receive an annual retainer for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (Legal and Compliance Committee). The Independent Trustees are paid a per-meeting fee for attendance of $6,000 (regular Board of Trustees meetings); $2,500 (Independent Trustees meetings); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (Legal and Compliance Committee meetings called for purposes other than receiving reports from the Funds’ Chief Compliance Officer), $750 (telephonic meetings under thirty minutes), and $1,500 (telephonic meetings over thirty minutes). The Chairman of each Committee receives an additional annual fee as follows:  $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, Legal and Compliance Committee, and Valuation Committee). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. The SSgA Funds’ officers are compensated by either the Administrator or the Advisor or their affiliates.

14

Trustee Compensation Table
For The Fiscal Year Ended August 31, 2006

	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Interested Trustee
Peter G. Leahy	$0	$0	$0	$0
Independent Trustees
Lynn L. Anderson, Chairman of the Board	$85,561	$0	$0	$85,561
William L. Marshall	$143,010	$0	$0	$143,010
Steven J. Mastrovich	$137,777	$0	$0	$137,777
Patrick J. Riley*	$145,937	$0	$0	$145,937
Richard D. Shirk	$133,669	$0	$0	$133,669
Bruce D. Taber	$144,059	$0	$0	$144,059
Henry W. Todd	$136,502	$0	$0	$136,502

*The total amount of deferred compensation payable to Patrick J. Riley was $145,937 for the fiscal year ended August 31, 2006.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2005

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies

Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000

Peter G. Leahy	Emerging Markets Fund	Over $100,000	Over $100,000

William L. Marshall	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Aggressive Equity Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000

Steven J. Mastrovich	None	$0	$0

15

Patrick J. Riley	Aggressive Equity Fund	$10,001-$50,000	Over $100,000
	International Stock Selection Fund	$50,001-$100,000
	Emerging Markets Fund	$50,001-$100,000
	Core Opportunities Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000

Richard D. Shirk	Core Opportunities Fund	$10,001-$50,000	Over $100,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	High Yield Bond Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000
	US Government Money Market Fund	$10,001-$50,000

Bruce D. Taber	Bond Market Fund	$10,001-$50,000	Over $100,000
	Disciplined Equity Fund	$10,001-$50,000
	Small Cap Fund	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	Life Solutions Income and Growth Fund	$10,001-$50,000

Henry W. Todd	None	$0	$0

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2006, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 30, 2006, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

16

Prime Money Market

•                  GFAS Control Acct Mt01, State Street Bank, Po Box 1992, Quincy, MA  02171—94.21%

US Treasury Money Market

•                  Northern Trust Ttee, Park Indemnity Limited, Attn Colin Newell, C/O AON Insurance Managers, PO Box Hm 2450 Hamilton Hm Jx, Bermuda—8.51%

•                  State Street Bank & Trust Cust For, Prudential VCA-GI-USB-DBM, Attn State St Prudential Yt3r, 801 Pennsylvania Ave, T2 5th Fl, Kansas City, MO  64105—8.90%

•                  Donald Rubin &, Shelley F Rubin Jtwros, 122 East 70th Street, New York, NY  10021-5007—10.60%

•                  GFAS Control Acct Mt01, State Street Bank, PO Box 1992, Quincy, MA  02171—71.20%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment. Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approve the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2006	2005	2004
Prime Money Market	$17,067,934	$17,559,933	$20,607,221
US Treasury Money Market	$3,018,608	$2,844,448	$2,412,856

The Advisor has contractually agreed to waive up to the full amount of the Funds’ Advisory fee and reimburse all expenses to the extent that total expenses exceed a certain percentage (exclusive of non-recurring account fees and extraordinary expenses) in excess of a certain percentage of average daily net assets on an annual basis for certain Funds. The waivers for the Funds described in this Statement are in effect through December 31, 2007, and are considered from year to year on a calendar basis. The reimbursements are

17

in effect through December 31, 2010. The waivers and reimbursements amounted to the following for the fiscal years ended August 31:

Fund	Contractual Fee Waiver (% of average daily net assets on an annual basis)	2006	2005	2004

Prime Money Market	Waiver of .5% of the .15% advisory fee	$5,689,312	$5,852,647	$2,147,928
US Treasury Money Market	Waiver of .15% of the .25% advisory fee	$1,811,165	$1,706,669	$132,072

Fund	Contractual Fee Reimbursement (% of average daily net assets on an annual basis)	2006	2005	2004

Prime Money Market	Reimbursement of all expenses in excess of .20%	$1,964,783	$2,104,989	$6,869,074
US Treasury Money Market	Reimbursement of all expenses in excess of .20%	$152,547	$55,620	$1,447,715

ADMINISTRATOR

Russell Investment Management Company (the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated April 12, 1988 (the “Administration Agreement”).

The Administrator is a wholly owned subsidiary of Russell Investment Group. Russell Investment Group provides comprehensive consulting and money manager evaluation services to institutional clients, including Russell Investment Management Company. Russell Investment Group also provides consulting services for international investment through its International Division and certain of its wholly owned subsidiaries and trade placement services on behalf of its wholly owned subsidiaries. The Administrator’s mailing address is 909 A Street, Tacoma, WA  98402. Russell Investment Group is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will:  (1) supervise all aspects of the Funds’ operations; (2)  provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

US Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

US Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

18

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios(1)

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Administration Expenses. The following table shows the expenses each Fund accrued to the Administrator during the fiscal years ended August 31:

Fund	2006	2005	2004
Prime Money Market	$3,488,695	$3,563,838	$4,184,898
US Treasury Money Market	$370,349	$346,524	$293,094

CUSTODIAN

State Street Bank and Trust Company serves as the SSgA Funds’ Custodian. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

•                  Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end net assets of each Fund:  First $20 billion—1.00 basis point (b.p.); next $10 billion—0.75 b.p.; over $30 billion—0.50 b.p. (domestic accounting); First $1 billion—3.50 b.p.; over $1 billion—2.00 b.p. (international accounting);

•                  Custody. A fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other than the SSgA Funds money market portfolios:  First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

•                  Portfolio Trading (per domestic transaction). Charges range from $5 to $75 depending on the type of transaction.

•                  Global Custody. A fee payable monthly on a pro rata basis, based on a certain percentage of month-end net assets, ranging from 6 b.p. to 40 b.p., depending on the country in which securities are held.

•                  Pricing. Monthly quote charge, based on month-end positions: annual base pricing charge, per Fund, $4,500. Charges range from $4 to $16, depending on the type of security. Fair value pricing (per Fund annually): ITG pricing—$10,000; State Street pricing—$4,000;

•                  Yields. $4,200 per Fund annually;

•                  On-Line Access Charge. $960 per Fund annually

•                  Multiple Classes of Shares. $18,000 per class annually;

(1)  The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

19

•                  Fund of Funds. Accounting fee, daily priced—$9,000 per Fund of Fund annually; Each additional class—$9,000 per class annually; Transactions—$5 each.

•                  Feeder Funds. $15,000 per feeder annually;

•                  Earnings Credit. A balance credit is applied against the above fees (excluding out-of-pocket expenses). The credit is based on 90% of the average 90-day Treasury bill rate for the month, times the average collected balance in the custodian demand deposit account for the month billed;

•                  Special Services. Wash sales system and —$3,000 per Fund annually; ITELS—$3,000 per Fund annually; Qualified dividend income reporting—$500 per Fund; Chief Compliance Officer reporting fees—$600 per Fund annually; and

•                  Out of Pocket Expenses at Cost. Include but are not limited to:  annual maintenance fee of $3,000, telephone and other communication lease line charges; SWIFT trade charges, SAS 70 and SAS 99 charges agreed upon procedures review, wire charges of $5, postage and insurance, courier fees, duplicating, legal fees, supplies relating to Funds records, sub-custodian charges, audit letter, stamp duties, proxy fees and archive/document storage costs.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA  02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs). BFDS is also paid the following activity based fees:  $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 2 Heritage Drive, North Quincy, MA  02171.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA  02111-2900.

Distribution Expenses. The following table shows the expenses each Fund accrued to the Distributor during the fiscal years ended August 31:

Fund	2006	2005	2004
Prime Money Market	$2,280,436	$2,608,503	$2,764,608
US Treasury Money Market	$280,817	$187,136	$203,039

For the fiscal year ended August 31, 2006, these amounts are reflective of the following individual payments:

20

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
Prime Money Market	$663,437	$188,181	$1,441	$1,051,199	$376,178
US Treasury Money Market	$75,249	$20,663	$0	$118,388	$66,517

*           Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans. Under the 1940 Act, the Securities and Exchange Commission has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds. The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.”  The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992. The Institutional Plan was restated on April 9, 2002 to update current operations. The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit. The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

21

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including:  (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2006, the Advisor and/or Distributor made such cash payments to 13 Financial Intermediaries. Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; High Net Worth Services division of State Street Bank and Trust Company, and CitiStreet LLC. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund accrued to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2006	2005	2004
Prime Money Market	$2,844,656	$2,929,302	$3,435,211
US Treasury Money Market	$301,861	$284,445	$241,348

22

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), a review of federal tax returns, and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. The mailing address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA  02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA  02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to:  liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor does not “pay up” for the value of any such proprietary research. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits. Although the Advisor’s clients’ commissions are not used for third party soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Top 10 Brokers. During the fiscal year ended August 31, 2006, the Funds described in this Statement purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2006:

23

Prime Money Market Fund

Principal
($ 000)
Banc of America Securities LLC	77,411,642
Morgan Stanley	74,472,093
Lehman Brothers, Inc.	59,107,326
Goldman, Sachs & Co.	57,209,855
Merrill Lynch, Pierce, Fenner & Smith, Inc.	47,123,591
Credit Suisse First Boston Corp.	46,674,476
HSBC	45,695,032
Deutsche Morgan Grenfell	45,027,619
BNP Paribas	40,252,580
Citigroup Global Markets, Inc.	36,917,654

US Treasury Money Market Fund

Principal
($ 000)
Morgan Stanley	48,504,260
Bear Stearns	45,155,791
HSBC	44,008,366
ABN AMRO	37,506,598
BNP Paribas	32,591,462
Deutsche Morgan Grenfell	28,735,238
Banc of America Securities LLC	22,165,880
Fortis Bank	10,630,000
J.P. Morgan Securities, Inc.	9,374,700
Lehman Brothers, Inc.	8,228,976

The Funds described in this Statement normally do not pay a stated brokerage commission on transactions.

PRICING OF FUND SHARES

Shares of the SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Prime Money Market Fund determines net asset value per share once each business day at 4 p.m. Eastern time. The US Treasury Money Market Fund determines net asset value per share once each business day as of 3 p.m. Eastern time.

A business day is one on which the New York Stock Exchange is open. Pricing does not occur on non-business days. Currently, the Fund is open every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Memorial Day, Good Friday, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

It is each Fund’s policy to use its best efforts to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 net asset value per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act,

24

the money market funds use the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

For example, in periods of declining interest rates, the daily yield on a Fund’s shares computed by dividing the annualized daily income on a Fund’s portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Fund shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the Fund’s price per share at $1.00. These procedures include:  (1) the determination of the deviation from $1.00, if any, of a Fund’s net asset value using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor. Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain  (long-term capital gains in excess of short-term capital losses) to shareholders. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of:  (1) 98% of its ordinary income for that year; (2) 98% of its capital gain net income for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from the preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

Foreign shareholders should consult their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

CALCULATION OF PERFORMANCE DATA

The SSgA Funds compute average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one-year, five-year and ten-year periods (or life of the Fund as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

25

P(1+T)[n] = ERV

where:	P =	a hypothetical initial payment of $1,000
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period (or fractional portion)

The calculation assumes that all dividends and distributions of the Funds are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring and nonrecurring fees that are charged to all shareholder accounts. Total returns and other performance figures are based on historical earnings and are not indicative of future performance.

The current annualized yield of the Funds may be quoted in published material. The yield is calculated daily based upon the seven days ending on the date of calculation (“base period”). The yields are computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. An effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7]-1

The yields quoted are not indicative of future results. Yields will depend on the type, quality, maturity, and interest rate of money market instruments held by the Funds. The following table shows each Fund’s current and effective yields for the seven-day period ended August 31, 2006:

Fund	Current Yield	Effective Yield
Prime Money Market	5.17%	5.30%
US Treasury Money Market	5.09%	5.22%

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened:  (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

26

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares), and two additional classes of shares:  Class R (SSgA Bond Market, Core Opportunities, Small Cap, Aggressive Equity, International Stock Selection and Life Solutions Income and Growth, Life Solutions Balanced and Life Solutions Growth Funds) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor’s proxy voting policy is attached to this SAI. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (i) without charge, upon request, by calling 1-800-997-7327;(ii) on the Funds’ website at www.ssgafunds.com and (2) on the US Securities and Exchange Commission’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ First Amended and Restated Master Trust Agreement (the “Declaration of Trust”) is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the

27

SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Declaration of Trust further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements for the fiscal year ended August 31, 2006, appearing in the Funds’ 2006 Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

28

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•                  Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•                  Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•                  A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•                  Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.”  The rating of Aa is assigned to bonds which are of “high quality by all standards.”  Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

•                  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•                  Leading market positions in well-established industries.

•                  High rates of return on funds employed.

•                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

•                  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

29

•                  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

•                  Issuers rated Not Prime do not fall within any of the Prime rating categories.

Tax-Exempt Note Ratings. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations:  (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•                  AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

•                  AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•                  A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•                  BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

•                  A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•                  A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Tax-Exempt Notes Ratings. An S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

30

Fitch’s Investors Service, Inc. (“Fitch”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

Short-Term Corporate, Commercial Paper, and Tax-Exempt Debt Ratings. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•                  F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

•                  F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free US Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free US Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is

31

considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

32

PROXY VOTING POLICY

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

•                  describes its proxy voting procedures to its clients in Part II of its Form ADV;

•                  provides the client with this written proxy policy, upon request;

•                  discloses to its clients how they may obtain information on how FM voted the client’s proxies;

•                  matches proxies received with holdings as of record date;

•                  reconciles holdings as of record date and rectifies any discrepancies;

•                  generally applies its proxy voting policy consistently and keeps records of votes for each client;

•                  documents the reason(s) for voting for all non-routine items; and

•                  keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The SSgA FM Principal — Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special  circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios’ holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

33

Management Proposals

Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

•                  Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) (other than those affiliated with the issuer) number of other boards

•                  Approval of auditors

•                  Directors’ and auditors’ compensation

•                  Directors’ liability and indemnification

•                  Discharge of board members and auditors

•                  Financial statements and allocation of income

•                  Dividend payouts that are greater than or equal to country and industry standards

•                  Authorization of share repurchase programs

•                  General updating of or corrective amendments to charter

•                  Change in Corporation Name

•                  Elimination of cumulative voting

II.                                     Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

•                  Capitalization changes which eliminate other classes of stock and voting rights

•                  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50%  of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•                  Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

•                  Elimination of “poison pill” rights

•                  Stock purchase plans with an exercise price of not less that 85% of fair market value

•                  Stock option plans which are incentive based and not excessive

•                  Other stock-based plans which are appropriately structured

•                  Reductions in super-majority vote requirements

•                  Adoption of anti-”greenmail” provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

•                  Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders

•                  Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

•                  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•                  Amendments to bylaws which would require super-majority  shareholder votes to pass or repeal certain provisions

•                  Elimination of Shareholders’ Right to Call Special Meetings

•                  Establishment of classified boards of directors

•                  Reincorporation in a state which has more stringent anti-takeover and related provisions

•                  Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•                  Excessive compensation

34

•                  Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•                  Adjournment of Meeting to Solicit Additional Votes

•                  “Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

•                  Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.                                 SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

•                  Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•                  For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

•                  Against offers when there are prospects for an enhanced bid or other bidders

•                  For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I.                                         Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•                  Requirements that auditors attend the annual meeting of shareholders

•                  The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

•                  Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

•                  Mandates that amendments to bylaws or charters have shareholder approval

•                  Mandates that shareholder-rights plans be put to a vote or repealed

•                  Establishment of confidential voting

•                  Expansions to reporting of financial or compensation-related information, within reason

•                  Repeals of various anti-takeover related provisions

•                  Reduction or elimination of super-majority vote requirements

•                  Repeals or prohibitions of “greenmail” provisions

•                  “Opting-out” of business combination provisions

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•                  Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•                  Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

•                  Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

35

•                  Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III.                                 SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

•                  Limits to tenure of directors

•                  Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•                  Restoration of cumulative voting in the election of directors

•                  Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

•                  Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•                  Proposals which require inappropriate endorsements or corporate actions

•                  Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

•                  Proposal asking companies to adopt full tenure holding periods for their executives

•                  Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA’s Investment Committee.

As an active shareholder, FM’s role is to ensure that corporate policies serve the best interests of the corporation’s investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process—especially the proxy voting process—as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

36

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM’s pre-determined policy would eliminate FM’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting  decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not FM’s, best interests.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

•                  FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

•                  a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

•                  a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

•                  a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

•                  a copy of each written request from a client, and response to the client, for  information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

37